Helping Build Twin Cities—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities Area

78	$1.5B	$2.2B	20.4M	11,214

Projects	HIT Investment	Total Development	Hours of Union	Housing Units
	Amount	Cost	Construction Work	Created or Preserved

$4.6B	25,918	$1.8B	$186.5M	53%

Total Economic	Total Jobs Across	Total Wages	State and Local Tax	Percent Affordable
Impact	Industries	and Benefits	Revenue Generated

PROJECT PROFILE:	PROJECT PROFILE:
RISE ON 7	GREENWAY APARTMENTS
The HIT provided a total of $35.1 million in funding for the $40.4 million new construction of the 120-unit (100% affordable) Rise on 7 in St. Louis Park, creating an estimated 264,020 hours of union construction work.	The HIT provided a total of $12.3 million in financing for the $26.8 million new construction of the 86-unit (100% affordable) Greenway Apartments in Minneapolis, creating an estimated 176,070 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Helping Build Twin Cities—The Union Way	DECEMBER 2022

42nd & Central—Columbia Heights	Old Cedar Apartments—Bloomington	Wilder Square—St. Paul

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, Business Manager

     Minneapolis Building and Construction Trades Council

HIGHLIGHTS OF TWIN CITIES AREA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
The American Cooperative of Anoka	Anoka	$20,931,200	$34,728,425	292,850
Old Cedar Apartments	Bloomington	$21,744,000	$19,169,071	150,360
The Crest Apartments	Brooklyn Center	$25,014,942	$40,052,670	192,720
42nd & Central	Columbia Heights	$10,631,900	$21,899,161	140,880
Amber Union	Falcon Heights	$18,273,000	$55,604,667	371,940
Greenway Apartments	Minneapolis	$12,327,300	$26,847,568	176,070
Ladder 260	Minneapolis	$18,219,487	$34,281,708	203,510
Peregrine Apartments	Minneapolis	$55,587,970	$55,711,262	363,130
Rise on 7	St. Louis Park	$35,103,700	$40,355,688	264,020
Wilder Square	St. Paul	$22,909,000	$33,108,000	157,100

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com